ANNUAL
REPORT

AUGUST 31, 2000

TEMPLETON CAPITAL
ACCUMULATOR FUND, INC.


[FRANKLIN TEMPLETON INVESTMENTS LOGO]

     Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.




[PICTURE OF GARY P. MOTYL]
GARY P. MOTYL
Portfolio Manager
Templeton Capital Accumulator
Fund, Inc.


WE'RE ON THE WEB  --

Now you can access online information about your Fund, including this shareholder report. Find our Web site at franklintempleton.com, your online resource for Fund literature, prices and performance, investor information and around-the-clock account services.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Capital Accumulator Fund seeks long-term capital growth. Under normal market conditions, the Fund invests in equity securities and debt obligations of companies and governments of any nation.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Capital Accumulator Fund covers the 12 months ended August 31, 2000, a year of fierce volatility in global equity markets. Merger and acquisition activity reached record levels in the U.S. and Europe, and tax reform and deregulation measures continued to be adopted across the globe. We were particularly heartened to see that Germany's income and capital gains tax reforms, which were foundering in the spring, appeared to be back on track by summer. France and Italy also announced significant tax reduction initiatives, and China moved to encourage savings and investment through financial market deregulation and the introduction of mutual funds and private pension programs.




CONTENTS

Shareholder Letter .....................................................      1

Performance Summary ....................................................      5

Financial Highlights &
Statement of Investments ...............................................      7

Financial Statements ...................................................     14

Notes to Financial
Statements .............................................................     17

Report of Independent
Accountants ............................................................     20

Tax Designation ........................................................     21



[PYRAMID GRAPHIC]





The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 8.

[PIE CHART]

GEOGRAPHIC DISTRIBUTION Based on Total Net Assets
8/31/00

Europe ...................................................                38.9%
North America ............................................                33.2%
Asia .....................................................                15.3%
Latin America ............................................                 5.3%
Australia & New Zealand ..................................                 2.7%
Short-Term Investments & Other Net Assets ................                 4.6%



Within this environment, Templeton Capital Accumulator Fund posted a 16.44% one-year cumulative total return, as shown in the Performance Summary beginning on page 5. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index, returned 13.06% during that time.(1)

Attempting to take advantage of market volatility, we tried to position the portfolio for what we feel could be a bright future for global equities. On the buy side, we added a number of new names, spanning several countries and industries. Despite our concerns regarding Japan's ability to quickly resolve its economic problems, we identified what we believed to be a number of attractive opportunities in that country. We added to our holdings of Nomura Securities and initiated a position in Komatsu, the second largest construction equipment maker in the world. Other new positions include Unilever, the global food and consumer products company, Alcan Aluminum, and Georgia-Pacific, a leading U.S. producer of forest products.

On the sell side, we eliminated several positions in the European banking sector, including ABN-Amro and BNP-Paribas. These stocks were selling at historically high valuations to earnings and book value, and we felt that anticipated changes in Europe's financial landscape could place pressure on margins and earnings growth rates in that region.

1. Source: Morgan Stanley Capital International All Country (MSCI AC) World Free Index measures the performance of securities located in 48 countries including emerging markets in Latin America, Asia and Eastern Europe. Securities are based on those that are legally and practically available to foreign investors. The index is a capitalization-weighted index.

Because European telecommunications stocks are the among the most expensive in the world, and we believed we were finding better value in the U.S. and Asia, we sold our shares of British Telecommunications and Telecom Italia. We also sold Skandia, a leading Sweden-based insurance company, when its valuation reached our sell target. And due to takeover bids, we eliminated several stocks such as Pioneer International and Bank Handlowy from the portfolio.

Considerable discussion has taken place in recent years about the performance gap between so-called "growth" and "value" styles of investing. We believe that over the long term, the weight of evidence supports our conviction that earnings, asset values and valuations matter -- irrespective of style. For us, stock selection is not about style dogma. Rather, we focus on ascertaining the earnings power or asset value of a company over a five-year horizon, and on being disciplined about what we are willing to pay for this earnings or asset level. Sometimes, "growth" stocks fit the bill. At other times, companies of a less glamorous nature may offer the best bargain. Overall, our constant challenge is to consistently balance risk with potential reward, even in the face of wide swings in market sentiment. Looking forward, we are optimistic about the long-term prospects for the Fund, and shall seek to provide you with the best performance and service possible.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser


 TOP 10 INDUSTRIES

 8/31/00

                                                 % OF TOTAL
                                                 NET ASSETS
-------------------------------------------------------------
Banks                                                8.8%
Diversified Telecommunication Services               7.8%
Oil & Gas                                            7.0%
Insurance                                            6.6%
Household Durables                                   5.5%
Pharmaceuticals                                      5.1%
Diversified Financials                               5.0%
Communications Equipment                             4.4%
Computers & Peripherals                              3.9%
Machinery                                            3.8%

 TOP 10 EQUITY HOLDINGS
 8/31/00

 COMPANY                                              % OF TOTAL
 INDUSTRY, COUNTRY                                    NET ASSETS
--------------------------------------------------------------------------------
Nomura Securities Co. Ltd.
Diversified Financials, Japan                            1.8%

Total Fina Elf SA, B
Oil & Gas, France                                        1.7%

Alcatel SA
Communications Equipment,
France                                                   1.7%

Palm Inc.
Computers & Peripherals,
United States                                            1.6%

Procter & Gamble Co.
Household Products,
United States                                            1.5%

Nippon Telegraph &
Telephone Corp.
Diversified Telecommunication
Services, Japan                                          1.5%

Telefonica SA, Ord. & ADR
Diversified Telecommunication
Services, Spain                                          1.4%

Hyundai Electronics Industries Co.
Semiconductor Equipment &
Products, South Korea                                    1.3%

Intel Corp.
Semiconductor Equipment &
Products, United States                                  1.3%

Compaq Computer Corp.
Computers & Peripherals,
United States                                            1.3%



liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 974% in the last 12 years, but has suffered 5 quarterly declines of more than 15% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. The special risks associated with these types of investments, as well as other considerations, are discussed in the Fund's prospectus.

Thank you for your participation in Templeton Capital Accumulator Fund. We welcome any comments or suggestions you may have.

Sincerely,





/s/Gary P. Motyl
----------------
Gary P. Motyl
Portfolio Manager

Templeton Capital Accumulator Fund, Inc.


2. Source: Morgan Stanley Capital International/MSCI Mexico Free Index. Based on quarterly percentage price change over 12 years ended 6/30/00. Market return is measured in U.S. dollars and does not include reinvested dividends. The MSCI Mexico Free Index reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. The MSCI Mexico Free Index is a capitalization weighted index of 34 companies as of 6/30/00.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

ONE-YEAR PERFORMANCE
AS OF 8/31/00

One-year cumulative total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

One-Year Cumulative Total Return      16.44%
Net Asset Value (NAV)                 $13.34 (8/31/00)          $12.11 (8/31/99)
Change in NAV                         +$1.23
Distributions (9/1/99 - 8/31/00)      Dividend Income           $0.1496
                                      Short-Term Capital Gain   $0.1368
                                      Long-Term Capital Gain    $0.3486
                                      ------------------------------------------
                                      Total                     $0.6350

Templeton Capital Accumulator Fund paid distributions derived from long-term capital gains of 34.86 cents ($0.3486) per share in October 1999. The Fund hereby designates such distributions as capital gain dividends in accordance with Internal Revenue Code Section 852 (b)(3)

ADDITIONAL PERFORMANCE
 AS OF 9/30/00

                                                                      INCEPTION
                                       1-YEAR          5-YEAR           (3/1/91)

Cumulative Total Return(1)             14.63%           92.26%          251.36%
Average Annual Total Return(2)         14.63%           13.97%           14.01%
Value of $10,000 Investment(3)         $11,463          $19,226          $35,136


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

Calculations do not include the effect of paying sales charges applicable to purchases of Fund shares through Templeton Capital Accumulator Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable sales charges.

Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Average annual total return represents the change in value of an investment over the periods shown assuming reinvestment of distributions at net asset value. It does not include the effect of paying sales and creation charges applicable to purchases of Fund shares through Templeton Capital Accumulation Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable sales charges. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

AVERAGE ANNUAL TOTAL RETURN
8/31/00
--------------------------------------------------------------------------------
1-Year                                                                    16.44%

5-Year                                                                    15.59%

Since Inception (3/1/91)                                                  14.71%



[LINE GRAPHIC]
(3/1/91-8/31/00)

Templeton Capital Accumulator  Fund
Annual Report

October 16, 2000

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This graph compares the performance of Templeton Capital Accumulator Fund, as tracked by the growth in value of a $10,000 investment, to that of the MSCI AC World Free Index and Consumer Price Index (CPI) from 3/1/91-8/31/00.*,**

                                   TEMPLETON           MSCI AC            CPI**
                                     CAPITAL            WORLD
                                   ACCUMULATOR          FREE
                                      FUND              INDEX*
--------------------------------------------------------------------------------
03/01/1991                           $10,000           $10,000           $10,000
03/31/1991                            $9,960            $9,730           $10,013
04/30/1991                           $10,050            $9,812           $10,028
05/31/1991                           $10,249           $10,046           $10,057
06/30/1991                            $9,841            $9,434           $10,088
07/31/1991                           $10,299            $9,883           $10,102
08/31/1991                           $10,378            $9,863           $10,132
09/30/1991                           $10,408           $10,115           $10,177
10/31/1991                           $10,441           $10,291           $10,191
11/30/1991                           $10,219            $9,848           $10,221
12/31/1991                           $10,700           $10,579           $10,229
01/31/1992                           $10,944           $10,421           $10,243
02/29/1992                           $11,096           $10,264           $10,281
03/31/1992                           $11,005            $9,807           $10,332
04/30/1992                           $11,238            $9,938           $10,347
05/31/1992                           $11,613           $10,319           $10,362
06/30/1992                           $11,349            $9,951           $10,399
07/31/1992                           $11,268            $9,983           $10,422
08/31/1992                           $11,106           $10,207           $10,451
09/30/1992                           $11,076           $10,120           $10,480
10/31/1992                           $10,945            $9,872           $10,517
11/30/1992                           $11,079           $10,037           $10,532
12/31/1992                           $11,411           $10,132           $10,525
01/31/1993                           $11,557           $10,167           $10,577
02/28/1993                           $11,953           $10,406           $10,614
03/31/1993                           $12,474           $11,004           $10,652
04/30/1993                           $12,776           $11,504           $10,681
05/31/1993                           $13,234           $11,775           $10,696
06/30/1993                           $13,151           $11,698           $10,711
07/31/1993                           $13,380           $11,941           $10,710
08/31/1993                           $14,339           $12,507           $10,740
09/30/1993                           $14,318           $12,297           $10,762
10/31/1993                           $15,027           $12,661           $10,807
11/30/1993                           $14,635           $12,003           $10,815
12/31/1993                           $15,921           $12,652           $10,814
01/31/1994                           $17,093           $13,492           $10,844
02/28/1994                           $16,752           $13,297           $10,882
03/31/1994                           $16,006           $12,699           $10,919
04/30/1994                           $16,198           $13,044           $10,934
05/31/1994                           $16,389           $13,121           $10,940
06/30/1994                           $15,889           $13,058           $10,978
07/31/1994                           $16,603           $13,347           $11,007
08/31/1994                           $17,274           $13,822           $11,052
09/30/1994                           $16,944           $13,497           $11,081
10/31/1994                           $17,158           $13,843           $11,089
11/30/1994                           $16,540           $13,242           $11,104
12/31/1994                           $16,348           $13,288           $11,104
01/31/1995                           $16,045           $13,018           $11,148
02/28/1995                           $16,393           $13,157           $11,192
03/31/1995                           $16,639           $13,760           $11,229
04/30/1995                           $17,076           $14,260           $11,266
05/31/1995                           $17,603           $14,418           $11,289
06/30/1995                           $17,749           $14,421           $11,311
07/31/1995                           $18,320           $15,118           $11,311
08/31/1995                           $17,861           $14,787           $11,341
09/30/1995                           $18,275           $15,194           $11,363
10/31/1995                           $17,837           $14,940           $11,400
11/30/1995                           $18,212           $15,410           $11,392
12/31/1995                           $18,768           $15,874           $11,384
01/31/1996                           $19,169           $16,227           $11,451
02/29/1996                           $19,455           $16,295           $11,488
03/31/1996                           $19,753           $16,546           $11,548
04/30/1996                           $20,624           $16,950           $11,592
05/31/1996                           $20,876           $16,967           $11,614
06/30/1996                           $20,899           $17,060           $11,622
07/31/1996                           $20,166           $16,423           $11,644
08/31/1996                           $20,807           $16,626           $11,666
09/30/1996                           $21,105           $17,240           $11,703
10/31/1996                           $21,410           $17,308           $11,740
11/30/1996                           $22,522           $18,234           $11,762
12/31/1996                           $23,080           $17,970           $11,762
01/31/1997                           $23,530           $18,271           $11,799
02/28/1997                           $23,673           $18,520           $11,835
03/31/1997                           $23,744           $18,150           $11,864
04/30/1997                           $23,744           $18,733           $11,878
05/31/1997                           $25,001           $19,850           $11,871
06/30/1997                           $26,235           $20,866           $11,886
07/31/1997                           $27,373           $21,810           $11,900
08/31/1997                           $26,021           $20,280           $11,922
09/30/1997                           $27,942           $21,361           $11,952
10/31/1997                           $25,868           $20,089           $11,982
11/30/1997                           $25,624           $20,396           $11,975
12/31/1997                           $25,655           $20,664           $11,961
01/31/1998                           $25,853           $21,119           $11,982
02/28/1998                           $27,733           $22,564           $12,006
03/31/1998                           $29,291           $23,527           $12,030
04/30/1998                           $29,564           $23,747           $12,052
05/31/1998                           $29,069           $23,297           $12,073
06/30/1998                           $28,599           $23,716           $12,088
07/31/1998                           $28,648           $23,724           $12,102
08/31/1998                           $23,972           $20,400           $12,117
09/30/1998                           $23,725           $20,806           $12,131
10/31/1998                           $25,848           $22,706           $12,161
11/30/1998                           $27,437           $24,085           $12,161
12/31/1998                           $27,857           $25,203           $12,153
01/31/1999                           $27,883           $25,718           $12,183
02/28/1999                           $27,517           $25,072           $12,195
03/31/1999                           $28,876           $26,200           $12,232
04/30/1999                           $31,516           $27,332           $12,321
05/31/1999                           $30,418           $26,366           $12,321
06/30/1999                           $32,143           $27,679           $12,321
07/31/1999                           $31,934           $27,565           $12,353
08/31/1999                           $31,646           $27,532           $12,390
09/30/1999                           $30,653           $27,236           $12,445
10/31/1999                           $31,345           $28,615           $12,469
11/30/1999                           $32,945           $29,504           $12,474
12/31/1999                           $35,993           $31,962           $12,474
01/31/2000                           $34,418           $30,238           $12,509
02/29/2000                           $35,192           $30,341           $12,581
03/31/2000                           $36,352           $32,335           $12,682
04/30/2000                           $34,860           $30,885           $12,692
05/31/2000                           $34,473           $30,083           $12,702
06/30/2000                           $35,827           $31,103           $12,771
07/31/2000                           $35,551           $30,189           $12,799
08/31/2000                           $36,849           $31,128           $12,799

** Source: Morgan Stanley Capital International(R). Index is unmanaged and includes reinvested dividends.

** Source: Consumer Price Index, U.S. Bureau of Labor Statistics (8/31/00). The Consumer Price Index is a commonly used measure of inflation.




Past performance does not guarantee future results.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2000        1999        1998        1997       1996+
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $12.11       $9.69      $10.97       $9.08       $7.97
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .16         .18         .18         .18         .19
 Net realized and unrealized gains (losses)................        1.71        2.78       (1.00)       2.03        1.10
                                                               --------------------------------------------------------
Total from investment operations...........................        1.87        2.96        (.82)       2.21        1.29
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.15)       (.18)       (.18)       (.18)       (.15)
 Net realized gains........................................        (.49)       (.36)       (.28)       (.14)       (.03)
                                                               --------------------------------------------------------
Total distributions........................................        (.64)       (.54)       (.46)       (.32)       (.18)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $13.34      $12.11       $9.69      $10.97       $9.08
                                                               ========================================================
Total Return...............................................      16.44%      32.01%     (7.87)%      25.06%      16.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $370,029    $291,136    $191,913    $172,683    $108,019
Ratios to average net assets:
 Expenses..................................................       1.03%       1.11%       1.00%       1.00%       1.00%
 Expenses, excluding waiver and payments by affiliate......       1.03%       1.11%       1.09%       1.13%       1.16%
 Net investment income.....................................       1.24%       1.60%       1.77%       2.00%       2.56%
Portfolio turnover rate....................................      32.13%      13.96%      11.92%       7.43%      11.08%

+Per share amounts for the period August 31, 1996 have been restated to reflect a 2-for-1 stock split effective March 27, 1996.
++Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 93.0%
AEROSPACE & DEFENSE 1.7%
BAE Systems PLC ............................................    United Kingdom        355,610     $  2,147,185
*Embraer-Empresa Brasileira de Aeronautica SA, ADR..........        Brazil             59,700        1,630,556
Raytheon Co., A.............................................    United States          92,000        2,443,750
                                                                                                  ------------
                                                                                                     6,221,491
                                                                                                  ------------
AIRLINES .8%
British Airways PLC.........................................    United Kingdom        588,000        2,874,511
                                                                                                  ------------
AUTO COMPONENTS 2.0%
Goodyear Tire & Rubber Co. .................................    United States         138,000        3,225,750
Superior Industries International Inc. .....................    United States         128,000        4,152,000
Visteon Corp. ..............................................    United States           3,142           49,290
                                                                                                  ------------
                                                                                                     7,427,040
                                                                                                  ------------
AUTOMOBILES 1.3%
Ford Motor Co. .............................................    United States          41,956        1,014,811
General Motors Corp. .......................................    United States          25,000        1,804,688
Volkswagen AG...............................................       Germany             47,000        2,026,583
                                                                                                  ------------
                                                                                                     4,846,082
                                                                                                  ------------
BANKS 7.7%
Australia & New Zealand Banking Group Ltd. .................      Australia           200,000        1,505,749
Banca Nazionale del Lavoro SpA..............................        Italy             725,000        2,694,257
Banco Bradesco SA, ADR......................................        Brazil            300,000        2,512,500
Bank Austria AG.............................................       Austria             34,700        1,860,251
Bank of America Corp. ......................................    United States          50,600        2,710,263
Credicorp Ltd. .............................................         Peru             157,900        1,322,413
DBS Group Holdings Ltd. ....................................      Singapore           348,900        4,216,069
Foreningssparbanken AB, A...................................        Sweden            205,200        3,055,222
Kookmin Bank................................................     South Korea          125,344        1,526,173
National Bank of Canada.....................................        Canada            120,000        1,900,112
Nordic Baltic Holding AB, FDR...............................        Sweden            612,000        4,222,191
*Thai Farmers Bank Public Co. Ltd., fgn.....................       Thailand         1,800,000        1,100,917
                                                                                                  ------------
                                                                                                    28,626,117
                                                                                                  ------------
BIOTECHNOLOGY .9%
*CellTech Group PLC.........................................    United Kingdom        163,200        3,461,984
                                                                                                  ------------
CHEMICALS 3.2%
Akzo Nobel NV...............................................     Netherlands           60,000        2,657,006
BASF AG.....................................................       Germany             36,200        1,374,235
Bayer AG, Br................................................       Germany             41,000        1,720,484
Clariant AG.................................................     Switzerland            8,600        2,936,500

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
Imperial Chemical Industries PLC............................    United Kingdom        200,000     $  1,357,466
*Ucar International Inc. ...................................    United States         140,000        1,907,500
                                                                                                  ------------
                                                                                                    11,953,191
                                                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES .9%
Williams PLC................................................    United Kingdom        600,000        3,363,111
                                                                                                  ------------
COMMUNICATIONS EQUIPMENT 4.4%
*3Com Corp. ................................................    United States          89,500        1,487,938
Alcatel SA..................................................        France             75,805        6,203,633
Marconi PLC.................................................    United Kingdom        240,000        4,232,150
Motorola Inc. ..............................................    United States          60,000        2,163,750
Nokia Corp., A..............................................       Finland             51,600        2,264,840
                                                                                                  ------------
                                                                                                    16,352,311
                                                                                                  ------------
COMPUTERS & PERIPHERALS 3.9%
Compaq Computer Corp........................................        United
                                                                States........        140,000        4,768,750
*Lexmark International Inc. ................................    United States          58,700        3,980,594
*Palm Inc. .................................................    United States         132,746        5,840,834
                                                                                                  ------------
                                                                                                    14,590,178
                                                                                                  ------------
CONSTRUCTION MATERIALS .7%
Hanson PLC..................................................    United Kingdom        402,087        2,386,863
                                                                                                  ------------
CONTAINERS & PACKAGING .4%
Jefferson Smurfit Group PLC.................................    United Kingdom        750,000        1,473,134
                                                                                                  ------------
DIVERSIFIED FINANCIALS 5.0%
BPI Socieda de Gestora de Participacoes Socias SA...........       Portugal           125,855          447,564
Hutchison Whampoa Ltd. .....................................      Hong Kong           221,650        3,126,114
ICICI Ltd. .................................................        India             582,498        1,378,931
ICICI Ltd., ADR.............................................        India             101,100        1,428,038
ING Groep NV................................................     Netherlands           65,000        4,357,219
Nomura Securities Co. Ltd. .................................        Japan             280,000        6,551,013
Swire Pacific Ltd., A.......................................      Hong Kong           170,000        1,166,130
Swire Pacific Ltd., B.......................................      Hong Kong           100,000           89,111
                                                                                                  ------------
                                                                                                    18,544,120
                                                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 7.4%
*Cable & Wireless Optus Ltd., 144A..........................      Australia           649,000        1,732,467
*Compania de Telecomunicaciones de Chile SA, ADR............        Chile             189,725        3,343,903
Nippon Telegraph & Telephone Corp. .........................        Japan                 480        5,716,429
Philippine Long Distance Telephone Co. .....................     Philippines           60,000        1,017,175
PT Indosat, ADR.............................................      Indonesia             9,600           86,400
SBC Communications Inc. ....................................    United States          96,000        4,008,000
Telecom Argentina Stet-France Telecom SA, B, ADR............      Argentina            11,600          272,600
*Telefonica SA..............................................        Spain             154,500        2,966,927

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
*Telefonica SA, ADR.........................................        Spain              38,293     $  2,194,668
Telefonos de Mexico SA de CV (Telmex), ADR..................        Mexico             75,000        4,082,813
Videsh Sanchar Nigam Ltd. ..................................        India              50,000          886,443
Videsh Sanchar Nigam Ltd., GDR, 144A........................        India             111,400        1,217,045
                                                                                                  ------------
                                                                                                    27,524,870
                                                                                                  ------------
ELECTRIC UTILITIES 3.2%
British Energy Ltd.                                                 United
                                                                Kingdom.......        291,145          953,102
E.ON AG.....................................................       Germany             75,000        3,687,322
Endesa SA...................................................        Spain              49,200          960,117
Evn AG......................................................       Austria             12,090          378,350
Gener SA, ADR...............................................        Chile              45,000          573,750
Iberdrola SA, Br. ..........................................        Spain             135,000        1,554,276
Korea Electric Power Corp. .................................     South Korea           45,470        1,336,931
Public Service Co. of New Mexico............................    United States         105,000        2,244,375
                                                                                                  ------------
                                                                                                    11,688,223
                                                                                                  ------------
ELECTRICAL EQUIPMENT .9%
ABB Ltd. ...................................................     Switzerland           10,568        1,182,612
Alstom SA...................................................        France             92,600        2,078,725
                                                                                                  ------------
                                                                                                     3,261,337
                                                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS .7%
*Agilent Technologies Inc. .................................    United States          13,000          784,063
Hitachi Ltd. ...............................................        Japan             165,000        1,954,192
                                                                                                  ------------
                                                                                                     2,738,255
                                                                                                  ------------
FOOD & DRUG RETAILING 1.2%
Albertson's Inc. ...........................................    United States         120,000        2,580,000
Safeway PLC.................................................    United Kingdom        525,000        2,010,828
                                                                                                  ------------
                                                                                                     4,590,828
                                                                                                  ------------
FOOD PRODUCTS 1.7%
Golden Hope Plantations Bhd.................................       Malaysia         1,498,000        1,458,579
Kikkoman Corp. .............................................        Japan             150,000        1,105,589
Unilever PLC................................................    United Kingdom        565,400        3,557,863
                                                                                                  ------------
                                                                                                     6,122,031
                                                                                                  ------------
GAS UTILITIES 1.1%
TransCanada PipeLines Ltd. .................................        Canada            419,276        4,065,810
                                                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES .6%
Nycomed Amersham PLC........................................    United Kingdom        234,215        2,103,558
                                                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES .9%
Gehe AG.....................................................       Germany             90,400        3,238,905
                                                                                                  ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOUSEHOLD DURABLES 5.5%
Electrolux AB, B............................................        Sweden            166,250     $  2,061,278
Fisher & Paykel Ltd. .......................................     New Zealand          450,200        1,436,011
Koninklijke Philips Electronics NV..........................     Netherlands           76,258        3,715,249
LG Electronics Inc. ........................................     South Korea           85,000        2,161,894
Matsushita Electric Industrial Co. Ltd. ....................        Japan              99,000        2,710,803
Newell Rubbermaid Inc. .....................................    United States         121,500        3,151,406
Shaw Industries Inc. .......................................    United States         148,000        1,840,750
Sony Corp. .................................................        Japan              29,200        3,258,440
                                                                                                  ------------
                                                                                                    20,335,831
                                                                                                  ------------
HOUSEHOLD PRODUCTS 1.6%
Procter & Gamble Co. .......................................    United States          92,700        5,730,019
                                                                                                  ------------
INDUSTRIAL CONGLOMERATES .6%
Norsk Hydro ASA.............................................        Norway             54,000        2,320,815
                                                                                                  ------------
INSURANCE 6.6%
Ace Ltd. ...................................................       Bermuda             74,000        2,599,250
Allied Zurich PLC...........................................    United Kingdom        256,000        3,149,205
American International Group Inc. ..........................    United States          43,240        3,853,765
AXA SA......................................................        France             23,028        3,281,818
Muenchener Rueckversicherungs-Gesellschaft..................       Germany             10,960        3,001,138
Swiss Reinsurance Co. Zurich................................     Switzerland            1,210        2,483,120
Torchmark Corp. ............................................    United States         140,000        3,928,750
XL Capital Ltd., A..........................................       Bermuda             30,000        2,068,125
                                                                                                  ------------
                                                                                                    24,365,171
                                                                                                  ------------
MACHINERY 3.8%
CNH Global NV...............................................     Netherlands           12,600          123,638
IHC Caland NV...............................................     Netherlands           42,000        2,184,388
Invensys PLC................................................    United Kingdom        302,643        1,159,168
Komatsu Ltd. ...............................................        Japan             571,000        3,689,225
SIG Schweiz Industrie-Gesellschaft Holding AG...............     Switzerland            4,000        2,683,424
Svedala Industri, A.........................................        Sweden            100,000        1,833,307
Volvo AB, B.................................................        Sweden            135,000        2,238,913
                                                                                                  ------------
                                                                                                    13,912,063
                                                                                                  ------------
MEDIA .7%
Asia Satellite Telecommunications Hldgs. Ltd. ..............      Hong Kong           215,000          628,518
Wolters Kluwer NV...........................................     Netherlands           90,000        1,824,324
                                                                                                  ------------
                                                                                                     2,452,842
                                                                                                  ------------
METALS & MINING 1.8%
Alcan Aluminum Ltd. ........................................        Canada             84,200        2,762,813
Industrias Penoles SA.......................................        Mexico            224,000          345,533

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING (CONT.)
Pechiney SA, A..............................................        France             34,000     $  1,556,721
WMC Ltd. ...................................................      Australia           400,000        1,885,711
                                                                                                  ------------
                                                                                                     6,550,778
                                                                                                  ------------
MULTILINE RETAIL .6%
Hudsons Bay Co. ............................................        Canada             90,000          942,936
Marks & Spencer PLC.........................................    United Kingdom        436,000        1,333,736
                                                                                                  ------------
                                                                                                     2,276,672
                                                                                                  ------------
OIL & GAS 7.0%
Burlington Resources Inc. ..................................    United States         100,000        3,931,250
Lasmo PLC...................................................    United Kingdom      1,350,000        2,911,896
Occidental Petroleum Corp. .................................    United States         174,000        3,762,750
Shell Transport & Trading Co. PLC...........................    United Kingdom         65,000        3,343,438
Sunoco Inc. ................................................    United States          85,000        2,310,938
Texaco Inc. ................................................    United States          66,000        3,399,000
Total Fina Elf SA, B........................................        France             42,222        6,272,490
                                                                                                  ------------
                                                                                                    25,931,762
                                                                                                  ------------
PAPER & FOREST PRODUCTS 2.8%
Boise Cascade Corp. ........................................    United States          24,000          717,000
Georgia-Pacific Corp.-Georgia-Pacific Group.................    United States         144,000        3,852,000
International Paper Co. ....................................    United States         109,000        3,474,375
Stora Enso OYJ, R (EUR/FIM Traded)..........................       Finland            140,400        1,285,669
Stora Enso OYJ, R (SEK Traded)..............................       Finland            130,627        1,204,318
                                                                                                  ------------
                                                                                                    10,533,362
                                                                                                  ------------
PHARMACEUTICALS 5.1%
Abbott Laboratories.........................................    United States         100,000        4,375,000
Astrazeneca PLC.............................................    United Kingdom         26,906        1,208,938
Aventis SA..................................................        France             46,000        3,455,725
ICN Pharmaceuticals Inc. ...................................    United States          64,000        1,812,000
Mylan Laboratories Inc. ....................................    United States         150,000        3,984,375
Pharmacia Corp. ............................................    United States          67,830        3,972,294
                                                                                                  ------------
                                                                                                    18,808,332
                                                                                                  ------------
REAL ESTATE 1.3%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           290,000        3,774,057
Equity Office Properties Trust..............................    United States          33,751          974,560
                                                                                                  ------------
                                                                                                     4,748,617
                                                                                                  ------------
ROAD & RAIL 1.0%
Burlington Northern Santa Fe Corp. .........................    United States         113,000        2,528,375
Stagecoach Holdings PLC.....................................    United Kingdom      1,079,000        1,157,790
                                                                                                  ------------
                                                                                                     3,686,165
                                                                                                  ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.6%
*Hyundai Electronics Industries Co. ........................     South Korea          271,000     $  4,961,710
Intel Corp. ................................................    United States          64,000        4,792,000
                                                                                                  ------------
                                                                                                     9,753,710
                                                                                                  ------------
SPECIALTY RETAIL .3%
Lex Service PLC.............................................    United Kingdom        165,000          975,870
                                                                                                  ------------
TEXTILES & APPAREL 1.1%
Hugo Boss AG................................................       Germany             18,000        3,280,583
Kellwood Co. ...............................................    United States          60,500          968,000
                                                                                                  ------------
                                                                                                     4,248,583
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $266,563,130).....................                                       344,084,542
                                                                                                  ------------
PREFERRED STOCKS 2.4%
Banco Itau SA, pfd. ........................................        Brazil         44,000,000        4,207,749
Embratel Participacoes SA, ADR, pfd. .......................        Brazil             65,127        1,424,653
News Corp. Ltd., pfd. ......................................      Australia           312,000        3,389,149
                                                                                                  ------------
TOTAL PREFERRED STOCKS (COST $4,630,929)....................                                         9,021,551
                                                                                                  ------------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                  -----------
SHORT TERM INVESTMENTS (COST $16,667,089) 4.5%
U.S. Treasury Bills, 5.620% to 6.045%, with maturities to
  11/02/00..................................................    United States     $16,781,000       16,666,414
                                                                                                  ------------
TOTAL INVESTMENTS (COST $287,861,148) 99.9%.................                                       369,772,507
OTHER ASSETS, LESS LIABILITIES .1%..........................                                           256,197
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $370,028,704
                                                                                                  ============

CURRENCY ABBREVIATIONS:

EUR -- European Unit
FIM -- Finnish Markka
SEK -- Swedish Krona

*Non income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

Assets:
 Investments in securities, at value (cost $287,861,148)....    $369,772,507
 Cash.......................................................           6,297
 Receivables:
  Investment securities sold................................       1,227,560
  Capital shares sold.......................................          17,888
  Dividends and interest....................................       1,098,672
                                                                ------------
      Total assets..........................................     372,122,924
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       1,588,586
  Capital shares redeemed...................................          49,761
  To affiliates.............................................         277,320
 Deferred tax liability (Note 1e)...........................          48,642
 Accrued expenses...........................................         129,911
                                                                ------------
      Total liabilities.....................................       2,094,220
                                                                ------------
Net assets, at value........................................    $370,028,704
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  3,783,743
 Net unrealized appreciation................................      81,862,717
 Accumulated net realized gain..............................      25,147,772
 Capital shares.............................................     259,234,472
                                                                ------------
Net assets, at value........................................    $370,028,704
                                                                ============
Net asset value and maximum offering price per share
  ($370,028,704 / 27,731,951 shares outstanding)............          $13.34
                                                                ============

                       See Notes to Financial Statements.
 14

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

Investment Income:
 (net of foreign taxes of $625,094)
 Dividends..................................................    $ 6,533,949
 Interest...................................................      1,096,597
                                                                -----------
      Total investment income...............................                   $ 7,630,546
Expenses:
 Management fees (Note 3)...................................      2,515,354
 Administrative fees (Note 3)...............................        482,778
 Custodian fees.............................................        102,800
 Reports to shareholders....................................        231,150
 Registration and filing fees...............................         68,200
 Professional fees..........................................         44,400
 Directors' fees and expenses...............................         17,600
 Other......................................................          4,465
                                                                -----------
      Total expenses........................................                     3,466,747
                                                                               -----------
            Net investment income...........................                     4,163,799
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     25,424,230
  Foreign currency transactions.............................       (277,870)
                                                                -----------
      Net realized gain.....................................                    25,146,360
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     21,220,969
  Deferred taxes (Note 1e)..................................        (48,642)
                                                                -----------
      Net unrealized appreciation...........................                    21,172,327
                                                                               -----------
Net realized and unrealized gain............................                    46,318,687
                                                                               -----------
Net increase in net assets resulting from operations........                   $50,482,486
                                                                               ===========

                       See Notes to Financial Statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                    2000               1999
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  4,163,799       $  4,024,813
  Net realized gain from investments and foreign currency
   transactions.............................................      25,146,360         12,040,823
  Net unrealized appreciation on investments and deferred
   taxes....................................................      21,172,327         50,479,478
                                                                -------------------------------
    Net increase in net assets resulting from operations....      50,482,486         66,545,114

 Distributions to shareholders from:
  Net investment income.....................................      (3,714,808)        (3,754,352)
  Net realized gains........................................     (11,924,245)        (7,440,093)
                                                                -------------------------------
 Total distributions to shareholders........................     (15,639,053)       (11,194,445)
 Capital share transactions (Note 2)........................      44,049,484         43,872,046
    Net increase in net assets..............................      78,892,917         99,222,715

Net assets:
 Beginning of year..........................................     291,135,787        191,913,072
                                                                -------------------------------
 End of year................................................    $370,028,704       $291,135,787
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $  3,783,743       $  3,333,520
                                                                ===============================

                       See Notes to Financial Statements.
 16

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth. Under normal market conditions, the Fund invests in equity securities and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

2. CAPITAL STOCK

At August 31, 2000, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED AUGUST 31,
                                                             -------------------------------------------------------------
                                                                        2000                               1999
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
Shares sold................................................   5,263,352    $ 65,795,191          5,135,078    $ 56,136,687
Shares issued on reinvestment of distributions.............   1,376,552      15,346,113          1,158,746      11,145,979
Shares redeemed............................................  (2,944,203)    (37,091,820)        (2,071,924)    (23,410,620)
                                                             -------------------------------------------------------------
Net increase...............................................   3,695,701    $ 44,049,484          4,221,900    $ 43,872,046
                                                             =============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for federal income tax purposes is the same as that shown in the Statement of Investments. At August 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 96,957,563
Unrealized depreciation.....................................   (15,046,204)
                                                              ------------
Net unrealized appreciation.................................  $ 81,911,359
                                                              ============

At August 31, 2000, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $279,047. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2000 aggregated $132,893,394 and $100,844,514, respectively.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Capital Accumulator Fund, Inc. (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years ending August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 29, 2000

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Tax Designation
Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $25,421,171 as a capital gain dividend for the fiscal year ended August 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 17.16% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2000.

At August 31, 2000, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders of record on October 19, 2000.

                                                               FOREIGN TAX       FOREIGN SOURCE
                          COUNTRY                             PAID PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------
Argentina...................................................     $0.0000            $0.0030
Australia...................................................      0.0007             0.0063
Austria.....................................................      0.0005             0.0018
Bermuda.....................................................      0.0000             0.0019
Brazil......................................................      0.0029             0.0122
Canada......................................................      0.0010             0.0039
Chile.......................................................      0.0000             0.0001
China.......................................................      0.0000             0.0033
Finland.....................................................      0.0013             0.0051
France......................................................      0.0013             0.0070
Germany.....................................................      0.0012             0.0071
Hong Kong...................................................      0.0000             0.0027
India.......................................................      0.0000             0.0032
Ireland.....................................................      0.0002             0.0006
Italy.......................................................      0.0005             0.0018
Japan.......................................................      0.0003             0.0011
Malaysia....................................................      0.0003             0.0011
Mexico......................................................      0.0003             0.0023
Netherlands.................................................      0.0017             0.0084
New Zealand.................................................      0.0007             0.0025
Norway......................................................      0.0001             0.0005
Peru........................................................      0.0000             0.0003
Philippines.................................................      0.0001             0.0001
Poland......................................................      0.0000             0.0002
Portugal....................................................      0.0003             0.0010
Singapore...................................................      0.0006             0.0014
South Korea.................................................      0.0002             0.0006
Spain.......................................................      0.0007             0.0028
Sweden......................................................      0.0020             0.0077
Switzerland.................................................      0.0005             0.0024
United Kingdom..............................................      0.0048             0.0284
                                                              ----------------------------------
TOTAL.......................................................     $0.0222            $0.1208
                                                              ==================================

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Tax Designation (continued)

In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

[FRANKLIN TEMPLETON GRAPHIC]
Templeton Capital Accumulator Fund, Inc.
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777




ANNUAL REPORT

AUDITORS

PricewaterhouseCoopers L.L.P.
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER

Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

This report must be preceded or accompanied by the current Templeton Capital Accumulator Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.




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